Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:

          Jeffrey W. Farrar

          Executive Vice President and CFO

          (540) 829-1603

          farrarj@vfgi.net

VIRGINIA FINANCIAL GROUP, INC. ANNOUNCES GROWTH IN

SECOND QUARTER EARNINGS AND DIVIDEND

Culpeper, VA-Virginia Financial Group, Inc. (NASDAQ: VFGI) today reported second quarter 2004 earnings of $3.7 million, an increase of 2.7% compared to earnings of $3.6 million for the second quarter of 2003. Net income per diluted share was $.51, up 2.0% compared to $.50 for the same period in 2003. VFG’S earnings for the second quarter of 2004 produced an annualized return on average assets (ROA) of 1.05% and an annualized return on average equity (ROE) of 12.20%, compared to prior year ratios of 1.28% and 12.41%, respectively. For the first six months of 2004, net income was $7.1 million, up 3.7% from $6.9 million for the same period in 2003. Net income per diluted share was $.99, up 3.1% from $.96 for the first six months of 2003. ROA and ROE for the six month period was 1.02% and 11.86%, respectively.

Analysis of Financial Performance

Revenues for the second quarter of 2004 were $16.5 million, an increase of $2.2 million or 15.4% over $14.3 million in 2003. The largest component, net interest income, amounted to $12.6 million for the second quarter, up $2.2 million or 20.3% compared with $10.4 million for the same quarter in 2003. For the six months ended June 30, 2004, net interest income was $25.1 million, an increase of $4.3 million or 20.9% from $20.7 million for the same period in 2003. Significant growth in average earning assets from loan production offices in Charlottesville and Lynchburg, and nine new branches opened or purchased in 2003, were primarily contributors to this growth. The net interest margin for the second quarter of 2004 was 4.05%, down four basis points compared to 4.09% for the first quarter of 2004, and down sixteen basis points when compared to 4.21% for the second quarter of 2003. The decline is largely due to lower yields associated with significant loan growth over the past twelve month period. The net interest margin for the six month period ended June 30, 2004 was 4.07%, compared to 4.24% for the same period in 2003.

Average loans for the second quarter were $976.6 million, up $252.0 million or 34.8% from the second quarter of 2003, and average assets were $1.41 billion, up 279.0 million or 24.7% from the second quarter of 2003. Loan growth for the first six months of 2004 was $72.4 million or 7.8%. This 2004 growth was funded predominately from maturities and pay downs in the securities portfolio and short term borrowings. Average interest bearing deposits for the quarter were $991.7 million, up 23.8% from the second quarter of 2003.

VFG’s provision for loan losses for the second quarter were $636 thousand, up $314 thousand or almost 100% from the same period in 2003. For the six month period, the provision for loan losses was $1.3 million, up $672 thousand or over 100% from the same period in 2003. The increases are directly attributed to the aforementioned higher rates of loan growth for each period. Nonperforming assets and net charge-offs were at improved levels, with non-performing assets as a percentage of total assets of .31% at June 30, 2004, compared to .63% at June 30, 2003. Net charge-offs for the second quarter were $120 thousand, compared to net-charges of $345 thousand for the same period in 2003. Net charge-offs as a percentage of average loans were .01% for the second quarter and .03% for the six month period, compared to .05% and .07 % for the same periods in 2003. At June 30, 2004, the allowance for loan losses as a percentage of non-performing assets was 248.8%, while the allowance as a percentage of total loans amounted to 1.08%.

Total noninterest income was $4.0 million for the second quarter of 2004, an increase of $100 thousand or 2.0% compared to $3.9 million for the second quarter of 2003. Growth in retail banking fees offset the decline in mortgage revenue for the quarter, with revenue of $2.1 million, up $610 thousand or 42.4% from the same period in 2003. Fees and net gains from mortgages sold were $836 thousand for the second quarter of 2004, a decrease of $423 thousand or 33.6% from the second quarter of 2003. Originations were $50.4 million for the second quarter of 2004, down 20.9% compared to $63.7 million for the same period in 2003. Refinance loans represented $27.8 million or 55.2% of total originations for the second quarter of 2004.

Noninterest expense for the second quarter of 2004 amounted to $10.6 million, up $1.4 million or 15.7% from the same period in 2003, and up 1.9% from the first quarter of 2004. For the six month period ended June 30, 2004, noninterest expense amounted to $21.1 million, an increase of $2.8 million or 14.9% over the same period in 2003. The increases are largely attributable to the Company’s expansion efforts, and the incremental operating costs and intangible amortization associated with the eight purchased branches, loan production offices in Charlottesville and Lynchburg and a de novo branch in Fishersville, Virginia.

At June 30, 2004 VFG had assets of $1.41 billion, compared to $1.15 billion at June 30, 2003. Equity capital represented 8.59% of total assets at June 30, 2004. Book value at June 30, 2004 was $16.87 per share.

Dividend Increase

The Board of Directors has declared an increase in the quarterly cash dividend on its common stock to $0.20 per common share, up 5.3% from the current quarterly dividend of $0.19 per common share. The dividend is payable August 23, 2004, to shareholders of record on August 2, 2004. The new annual dividend rate will be $.80 per share, representing a 2.5% annualized yield on the most recent closing price.

About VFG

VFG is the holding company for Planters Bank & Trust Company of Virginia – in Staunton; Second Bank & Trust – in Culpeper; Virginia Heartland Bank – in Fredericksburg and Virginia Commonwealth Trust Company – in Culpeper. The Company is a traditional community banking provider, offering a full range of business and consumer banking services including trust and asset management service via its trust company affiliate. The organization maintains a network of thirty-seven branches serving Central and Southwest Virginia. It also maintains five trust and investment service offices in its markets, and loan production offices located in Charlottesville and Lynchburg.

This press release contains forward-looking statements as defined by federal securities laws. These statements may address certain results that are expected or anticipated to occur or otherwise state the company’s predictions for the future. These particular forward-looking statements and all other statements that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially. Such factors include but are not limited to: general economic conditions, significant fluctuations in interest rates that could reduce net interest margin; difficulties in executing integration plans: reduction of fee income from existing products due to market conditions; and the amount of growth in the company’s general and administrative expenses. Consequently, these cautionary statements qualify all forward-looking statements made herein. Please refer to VFG’s filings with the Securities and Exchange Commission for additional information, which may be accessed at www.vfgi.net.

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands, except per share data)

	For the Three Months Ended		Percent Increase (Decrease)
	6/30/2004	6/30/2003
INCOME STATEMENT
Interest income - taxable equivalent	$17,703	$15,789	12.12%
Interest expense	4,693	4,764	-1.49%
Net interest income - taxable equivalent	13,010	11,025	18.00%
Less: taxable equivalent adjustment	448	586	-23.55%
Net interest income	12,562	10,439	20.34%
Provision for loan and lease losses	636	322	97.52%
Net interest income after provision for loan and lease losses	11,926	10,117	17.88%
Noninterest income	3,949	3,870	2.04%
Noninterest expense	10,635	9,195	15.66%
Provision for income taxes	1,555	1,203	29.26%
Net income	$3,685	$3,589	2.67%

PER SHARE DATA
Basic earnings	$0.51	$0.50	2.00%
Diluted earnings	$0.51	$0.50	2.00%

Shares outstanding	7,160,417	7,149,659

Weighted average shares -
Basic	7,159,654	7,154,236
Diluted	7,200,797	7,189,857

Shares repurchased	—	12,100
Average price of shares repurchased	$—	$30.40

Dividends paid on common shares	$0.19	$0.19

PERFORMANCE RATIOS
Return on average assets	1.05%	1.28%	-17.97%
Return on average equity	12.20%	12.41%	-1.69%
Return on average realized equity (A)	12.51%	13.22%	-5.37%
Net yield on earning assets (taxable equivalent)	4.05%	4.21%	-3.80%
Efficiency (taxable equivalent) (B)	62.69%	61.85%	1.36%

ASSET QUALITY
Allowance for loan losses
Beginning of period	$10,283	$9,367
Provision for loan losses	636	323
Charge offs	(178)	(416)
Recoveries	58	70
End of period	$10,799	$9,344

NOTES: Applicable ratios are annualized

(A)	Excludes the effect on average shareholders’ equity of unrealized gains (losses) that result from changes in market values of securities and other comprehensive pension expense.
(B)	Excludes foreclosed property expense and non-recurring items for all periods.

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands, except per share data)

	For the Six Months Ended		Percent Increase (Decrease)
	6/30/2004	6/30/2003
INCOME STATEMENT
Interest income - taxable equivalent	$35,545	$31,649	12.31%
Interest expense	9,581	9,755	-1.78%
Net interest income - taxable equivalent	25,964	21,894	18.59%
Less: taxable equivalent adjustment	910	1,174	-22.49%
Net interest income	25,054	20,720	20.92%
Provision for loan and lease losses	1,317	645	104.19%
Net interest income after provision for loan and lease losses	23,737	20,075	18.24%
Noninterest income	7,406	7,529	-1.63%
Noninterest expense	21,070	18,345	14.85%
Provision for income taxes	2,933	2,376	23.44%
Net income	$7,140	$6,883	3.73%

PER SHARE DATA
Basic earnings	$1.00	$0.96	4.17%
Diluted earnings	$0.99	$0.96	3.13%

Shares outstanding	7,160,417	7,149,659

Weighted average shares -
Basic	7,156,505	7,161,280
Diluted	7,199,256	7,196,207

Shares repurchased	—	28,507
Average price of shares repurchased	$—	$28.68

Dividends paid on common shares	$0.38	$0.37

PERFORMANCE RATIOS
Return on average assets	1.02%	1.24%	-17.74%
Return on average equity	11.86%	11.97%	-0.92%
Return on average realized equity (A)	12.24%	12.85%	-4.75%
Net yield on earning assets (taxable equivalent)	4.07%	4.24%	-4.01%
Efficiency (taxable equivalent) (B)	63.11%	62.36%	1.20%

ASSET QUALITY
Allowance for loan losses
Beginning of period	$9,743	$9,180
Provision for loan losses	1,317	646
Charge offs	(354)	(591)
Recoveries	93	109
End of period	$10,799	$9,344

Non-performing assets:
Non-accrual loans	$2,325	$1,257
Loans 90+ days past due and still accruing	13	512
Other real estate owned	5	1,052
Troubled debt restructurings	1,998	4,707
Total non-performing assets	$4,341	$7,528

NOTES: Applicable ratios are annualized

(A)	Excludes the effect on average shareholders’ equity of unrealized gains (losses) that result from changes in market values of securities and other comprehensive pension expense.
(B)	Excludes foreclosed property expense for all periods.

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands, except per share data)

	For the Six Months Ended		Percent Increase (Decrease)
	6/30/2004	6/30/2003
SELECTED BALANCE SHEET DATA
End of period balances

Securities available for sale	$294,003	$319,332	-7.93%
Securities held to maturity	5,843	7,056	-17.19%

Total securities	299,846	326,388	-8.13%

Real estate - construction	102,907	64,635	59.21%
Real estate - 1-4 family residential	311,626	234,621	32.82%
Real estate - commercial and multifamily	451,480	311,779	44.81%
Commercial, financial and agricultural	78,278	66,548	17.63%
Consumer loans	46,459	48,275	-3.76%
All other loans	4,685	17,812	-73.70%
Total loans	995,435	743,670	33.85%

Allowance for loan losses	(10,799)	(9,344)	15.57%

Other earning assets	749	9,210	-91.87%

Total earning assets	1,296,030	1,079,268	20.08%

Total assets	1,406,422	1,145,670	22.76%

Non-interest bearing deposits	225,416	186,024	21.18%
Money market & interest checking	362,894	286,186	26.80%
Savings	142,207	112,541	26.36%
CD’s and other time deposits	488,398	403,682	20.99%
Total deposits	1,218,915	988,433	23.32%

Short-term borrowed funds	25,498	21,528	18.44%
Trust preferred capital notes	20,000	—	100.00%
Federal Home Loan Bank advances	14,100	9,180	53.59%

Total interest-bearing liabilities	1,053,097	833,117	26.40%

Total shareholders’ equity	$120,769	$119,501	1.06%

Average balances

Total assets	$1,405,147	$1,120,681	25.38%

Total shareholders’ equity	$121,089	$115,955	4.43%

	For the Three Months Ended		Percent Increase (Decrease)
Average balances	6/30/2004	6/30/2003
Total assets	$1,406,614	$1,127,594	24.74%

Total shareholders’ equity	$121,446	$115,952	4.74%

QUARTERLY PERFORMANCE SUMMARY

Virginia Financial Group, Inc. (NASDAQ: VFGI)

(Dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2004	6/30/2003	6/30/2004	6/30/2003
Interest Income
Interest and fees on loans	$14,239	$12,006	$28,294	$24,214
Interest on deposits in other banks	1	—	2	2
Interest on investment securities:
Taxable	92	114	187	228
Interest and dividends on securities available for sale:
Taxable	2,126	1,970	4,557	3,890
Nontaxable	713	940	1,462	1,834
Dividends	77	108	124	163
Interest income on federal funds sold	7	65	9	144
Total Interest Income	17,255	15,203	34,635	30,475

Interest Expense
Interest on deposits	4,237	4,535	8,771	9,285
Interest on trust preferred	194	—	222	—
Interest on Federal Home Loan Bank advances	183	178	338	370
Interest on federal funds repurchased and securities sold under agreements to repurchase	35	49	106	97
Interest on other short-term borrowings	44	2	144	3
Total Interest Expense	4,693	4,764	9,581	9,755

Net Interest Income	12,562	10,439	25,054	20,720
Provision for loan losses	636	322	1,317	645
Net Interest Income after Provision for Loan Losses	11,926	10,117	23,737	20,075

Other Income
Retail banking fees	2,050	1,440	3,599	2,688
Fees from fiduciary activities	684	710	1,460	1,489
Brokerage services	147	115	345	348
Other operating income	232	300	521	612
Gains (losses) on securities available for sale	—	46	—	70
Gains (losses) on other real estate owned	—	—	—	—
Gains (losses) on sale of fixed assets	—	—	—	—
Fees on mortgage loans sold	836	1,259	1,481	2,322
Total Other Income	3,949	3,870	7,406	7,529

Other Expense
Compensation and employee benefits	5,948	5,326	11,808	10,584
Net occupancy expense	670	548	1,376	1,118
Supplies and equipment	1,095	999	2,139	1,947
Amortization-intangible assets	174	40	347	79
Computer services	442	291	741	632
Professional fees	290	144	491	356
Other operating expenses	2,016	1,847	4,168	3,629
Total Other Expense	10,635	9,195	21,070	18,345

Income Before Income Tax Expense	5,240	4,792	10,073	9,259
Income tax expense	1,555	1,203	2,933	2,376
Net Income	$3,685	$3,589	$7,140	$6,883

VIRGINIA FINANCIAL GROUP INC.

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

THREE MONTHS ENDED JUNE 30, 2004 AND 2003

	2004			2003
Dollars in thousands	Average Balance	Interest Income/ Expense	Average Rates	Average Balance	Interest Income/ Expense	Average Rates
Assets

Loans receivable, net	$976,562,652	$14,297,176	5.89%	$724,539,057	$12,078,005	6.69%
Investment securities
Taxable	244,109,495	2,299,787	3.79%	222,572,066	2,188,121	3.93%
Tax exempt	66,607,619	1,096,467	6.62%	78,652,021	1,458,173	7.42%

Total Investments	310,717,114	3,396,254	4.40%	283,418,600	3,469,081	4.84%
FHLB int bearing	504,116	1,291	1.03%	510,920	701	0.55%
Federal funds sold	3,220,790	7,378	0.92%	22,537,806	64,277	1.14%

	314,442,020	3,404,923	4.36%	311,331,379	3,549,940	4.58%

Total Earning Assets	$1,291,004,672	17,702,099	5.51%	$1,048,811,870	15,789,277	6.03%

Liabilities and Stockholders’ Equity
Time and savings deposits
Interest-bearing transaction accounts	$189,402,247	$184,872	0.39%	$127,181,960	$237,023	0.75%
Money market deposit accounts	170,697,590	375,130	0.88%	159,828,257	464,712	1.17%
Passbook savings accounts	141,020,480	235,474	0.67%	111,358,903	274,445	0.99%
Certificates of deposit >$100k	119,938,527	993,335	3.33%	90,714,140	875,184	3.87%
Certificates of deposit <$100k	370,676,906	2,448,607	2.66%	311,830,873	2,683,191	3.45%

Total Time and Savings Deposits	991,735,750	4,237,418	1.72%	800,914,133	4,534,555	2.27%

Federal funds purchased	21,632,939	34,370	0.64%	20,940,226	48,623	0.93%
Trust preferred capital notes	20,000,000	194,133	3.90%
Other short term borrowings	10,813,186	45,875	1.71%	600,053	1,306	0.87%
Federal Home Loan Bank advances	14,117,803	182,676	5.20%	10,912,088	178,786	6.57%

	66,563,928	457,054	2.76%	32,193,091	241,016	3.01%

Total Interest- Bearing Liabilities	$1,058,299,678	4,694,472	1.78%	$833,366,500	4,763,270	2.29%

Net interest income (tax equivalent)		$13,007,627			$11,026,007

Average interest rate spread			3.73%			3.78%
Interest expense as percentage of average earning assets			1.46%			1.82%
Net interest margin			4.05%			4.21%

VIRGINIA FINANCIAL GROUP INC.

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES

SIX MONTHS ENDED JUNE 30, 2004 AND 2003

	2004			2003
Dollars in thousands	Average Balance	Interest Income/ Expense	Average Rates	Average Balance	Interest Income/ Expense	Average Rates
Assets
Loans receivable, net	$959,815,870	$28,411,355	5.95%	$720,644,465	$24,388,254	6.82%
Investment securities
Taxable	250,962,439	4,873,764	3.91%	213,254,425	4,281,597	4.02%
Tax exempt	68,758,399	2,248,430	6.58%	79,118,539	2,833,778	7.16%

Total Investments	319,720,838	7,122,194	4.48%	292,372,964	7,115,375	4.87%
FHLB int bearing	526,413	2,045	0.78%	498,774	2,264	0.92%
Federal funds sold	2,039,684	9,463	0.93%	24,981,072	143,573	1.16%

	322,286,935	7,133,702	4.45%	317,852,810	7,261,212	4.57%

Total Earning Assets	$1,282,102,805	35,545,057	5.58%	$1,038,497,275	31,649,466	6.13%

Liabilities and Stockholders’ Equity
Time and savings deposits
Interest-bearing transaction accounts	$192,967,259	$569,971	0.59%	$125,540,059	$473,162	0.76%
Money market deposit accounts	169,963,217	780,953	0.92%	158,157,304	1,000,935	1.28%
Passbook savings accounts	139,019,591	484,043	0.70%	109,153,144	584,781	1.08%
Certificates of deposit >$100k	117,895,192	1,980,014	3.38%	90,578,537	1,759,991	3.92%
Certificates of deposit <$100k	371,508,318	4,956,422	2.68%	312,212,634	5,466,008	3.53%

Total Time and Savings Deposits	991,353,577	8,771,403	1.78%	795,641,678	9,284,877	2.35%

Federal funds purchased	28,024,444	106,092	0.78%	20,237,567	96,623	0.96%
Trust preferred capital notes	11,538,462	221,866	3.87%
Other short term borrowings	18,613,736	144,290	1.53%	527,230	2,766	1.06%
Federal Home Loan Bank advances	11,820,000	337,552	5.74%	11,561,215	370,342	6.46%

	69,996,642	809,800	2.33%	32,326,012	469,731	2.93%

Total Interest - Bearing Liabilities	$1,061,350,219	9,581,203	1.82%	$827,967,690	9,754,608	2.38%

Net interest income (tax equivalent)		$25,963,854			$21,894,858

Average interest rate spread			3.76%			3.76%
Interest expense as percentage of average earning assets			1.50%			1.89%
Net interest margin			4.07%			4.24%